EXHIBIT 32.1

Section 1350 Certification

of Robert Dixon (President and Chief Executive Officer)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MacKenzie Realty Capital, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2025, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Dixon, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2025	By:	/s/ Robert Dixon
Robert Dixon
President and Chief Executive Officer